UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 6, 2012

AgFeed Industries, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

 (Address of principal executive offices, including zip code)

(917) 804-3584

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2012, as an initial step in setting overall compensation levels following a comprehensive review for competitiveness, the Compensation Committee (the “Committee”) of the Board of Directors of AgFeed Industries, Inc. (the “Company”) established the base salary of K. Ivan F. Gothner, the Company’s Chairman of the Board and Chief Executive Officer, at a rate of $500,000 per year. The Committee made this base salary rate effective retroactively to January 1, 2012. Prior to the Committee’s action, Mr. Gothner had not received a salary for his services as an officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: August 9, 2012	By:	/s/ Clayton T. Marshall
Clayton T. Marshall
Chief Financial Officer

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